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                                                                   Exhibit 10.16


                                 AMENDMENT NO. 1
                                       TO
                              AMENDED AND RESTATED
                               SERVICES AGREEMENT

         Amendment No. 1, dated as of May 28, 1999, between Barnes & Noble, Inc., a Delaware corporation having an office located at 122 Fifth Avenue, New York, New York 10011 ("B&N"), and barnesandnoble.com llc, a Delaware limited liability company having an office located at 76 Ninth Avenue, 11th Floor, New York, New York 10011 (the "LLC"), amending that certain Amended and Restated Services Agreement dated as of October 31, 1998, by and among B&N, the LLC and barnesandnoble.com inc. (formerly known as Barnes & Noble Online, Inc.) ("Online") (the "Original Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Original Agreement.

                  WHEREAS, B&N, the LLC and Online have entered into the Original Agreement;

                  WHEREAS, the Original Agreement may be amended upon written consent of B&N and the LLC;

                  WHEREAS, B&N and the LLC wish to amend the Original Agreement as set forth herein.

                  NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Amendments to Original Agreement.

                           (a) The second "Whereas" clause of the Original
Agreement is hereby amended by adding the phrase "as the same may be amended, modified or supplemented from time to time," immediately before the words "the "LLC Agreement" in the fourth line thereof.

                           (b) The phrase "Section 4.7(a) of the LLC Agreement"
in each of Sections 6(a) and 6(c)(i) of the Original Agreement is hereby deleted and replaced in its entirety by the phrase "Section 3.1(d)(i) of the By-laws of barnesandnoble.com inc."

                           (c) The phrase "a Membership Interest of at least 10%
of the outstanding Membership Interests" in Section 6(c) of the Original Agreement is deleted and replaced in its entirety by the phrase "Membership Units constituting at least 10% of the then outstanding Membership Units".

                           (d) Section 6(c)(ii)(B) of the Original Agreement is
hereby deleted and replaced in its entirety by the following language:


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                                    "(B) the LLC is in default of the terms of
                           this Agreement and such default continues for more than thirty (30) days after written notice thereof to the LLC;"

                  2. Original Agreement in Full Force and Effect. Except as herein expressly amended, all of the provisions of the Original Agreement remain unchanged and in full force and effect.

                  3. References in Original Agreement. From and after the date hereof, all references in the Original Agreement to "this Agreement," "hereof," "herein," or similar terms, shall mean and refer to the Original Agreement as amended by this Amendment.

                  4. Governing Law. This Amendment shall be construed and interpreted according to the laws of the State of New York, without regard to the conflicts of law rules thereof.

                  5. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                          BARNES & NOBLE, INC.


                                          By:/s/ Leonard Riggio
                                             -----------------------
                                                Name:  Leonard Riggio
                                                Title:    Chairman

                                          barnesandnoble.com llc


                                          By:/s/ Jonathan Bulkeley

                                                Name: Jonathan Bulkeley
                                                Title:   CEO

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